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                                                                      Exhibit 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in Statement of Additional Information and to the incorporation by reference of our report dated May 13, 1997 on PaineWebber Capital Appreciation Fund, in this Registration Statement (Form N-1A No. 33-42160) of PaineWebber Managed Assets Trust.

                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP

New York, New York
July 28, 1997